EAGLE GROWTH & INCOME FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

 Class A HRCVX  Class C HIGCX  Class I HIGJX  Class R-3 HIGRX  Class R-5 HIGSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated March 1, 2010, as supplemented on September 13, 2010, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A		Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%		None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	(a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None		None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A		Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.59%		0.59%	0.59%	0.59%	0.59%

Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%	0.50%	0.00%

Other Expenses (b)	0.71%		0.72%	0.53%	0.47%	0.53%

Total Annual Fund Operating Expenses (c)	1.55%		2.31%	1.12%	1.56%	1.12%

Fee Reduction	(0.16)%		(0.12)%	(0.17)%	0.09%	(0.17)%

Net Expenses	1.39%		2.19%	0.95%	1.65%	0.95%

(a)
If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

(b)	Includes acquired fund fees and expenses, which are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
(c)
As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A – 1.40%, Class C – 2.20%, Class I – 0.95%, Class R-3 – 1.65%, and Class R-5 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
Class A	$610	$926	$1,265	$2,220

Class C	$222	$710	$1,224	$2,637

Class I	$97	$339	$600	$1,348

Class R-3	$168	$501	$858	$1,864

Class R-5	$97	$339	$600	$1,348

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing in domestic equity securities (primarily common stocks) selected on a value basis. The portfolio managers’ philosophy defines value in three categories: (1) companies that are undervalued relative to their net assets or potential earning power; (2) companies with steady earnings and dividend growth priced below historical norms; and (3) companies expected to grow at an above average rate. Equity securities purchased by the Fund typically include common stocks including foreign stock, convertible securities, preferred stocks, and real estate investment trusts. Equity investments in the portfolio normally will be weighted in favor of companies that pay dividends. In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors.

1    |    eagleasset.com

EAGLE GROWTH & INCOME FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

The fund may invest up to 30% of its net assets in foreign securities. The fund also may own a variety of other securities that, in the opinion of the fund’s investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund’s investment goals. These securities include corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The fund may purchase debt securities of any maturity, including those rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s Rating Services or, if unrated, deemed to be of comparable quality.

The fund may write covered call options on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Covered call option risk arises due to potential changes in the value of the stock on which the option is written;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•
Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in high-yield and foreign securities;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended
Best Quarter	23.28%	June 30, 2009

Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

eagleasset.com    |    2

EAGLE GROWTH & INCOME FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

Average annual total returns
(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr
Class A – Return Before Taxes	12/15/86	23.74%	4.15%	2.96%
Return After Taxes on Distributions		22.61%	2.51%	1.57%

Return After Taxes on Distributions and Sale of Fund Shares		19.44%	2.94%	1.95%
Class C	4/3/95	28.85%	4.33%	2.67%
Class I	3/18/09
Class R-3	9/30/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
S&P 500 Index	26.46%	0.42%	(0.95)%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Thornburg Investment Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | William V. Fries, CFA® and Cliff Remily, CFA® are Co-Portfolio Managers of the fund and responsible for the day-to-day management of the fund. Messrs. Fries and Remily have been responsible for the day-to-day management of the fund since 2001 and 2009, respectively.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Family of Funds, P.O. Box 5354, Cincinnati, OH 45201-5354), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3    |    eagleasset.com